UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2018

Agora Holdings, Inc.
(Exact name of registrant as specified in its charter)
Utah
(State or other jurisdiction of incorporation)

000-55686	61-1673166
(Commission File Number)	(IRS Employer Identification No.)

1136 Centre Street Unit 228 Thornhill, Ontario, Canada L4J 3M8
(Address of principal executive offices) (Zip Code)

(844) 625-8896
(Registrant's telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 17, 2018, Agora Holdings, Inc., a Utah corporation ("we" or the "Company"), entered into a Share Exchange Agreement (the "Agreement") whereby the Company agreed to acquire all of the outstanding shares of eSilkroad Network Limited, a Hong Kong corporation ("eSilkroad"), which is a company that owns ninety-five percent (95%) of eSilkroad of Ukraine, a limited liability company registered in the Ukraine (eSilkroad Ukraine) (the "Acquisition").  On April 17, 2018, the parties executed the Agreement for the Acquisition, with the Closing to take place at a future date to be determined by the parties (the "Closing Date").

On August 31, 2018, the shareholders of eSilkroad and the Company entered into an Addendum to Share Exchange Agreement (the "Addendum"), which amended the terms of the Agreement so that the ownership percentage of eSilkroad acquired by the Company would be decreased from 100% to 51%.  In addition, the Addendum provides for a monthly payment of $8,000 to Ruben Yakubov, the Company's president, and Mr. Oleksandr Bondarenko, an officer and director of eSilkroad.

Further on October 4, 2018 the shareholders of eSilkroad and the Company entered into a Second Addendum to the Share Exchange Agreement (the "Second Addendum"), with an effective date of September 30, 2018, which amended the terms of the Agreement so that each of Bondarenko and Sytnyk shall receive 7,136,600 shares of the Company's common stock (the "Consideration Shares').  In addition, the Addendum revises the current share capital of eSilkroad to include 2 non-voting shares issued prior to the Closing Date, as well as the 20,000 issued and authorized shares of common stock.

On October 23, 2018 the Company received certified confirmation of the transfer of 10,200 shares or 51% of the issued and outstanding share capital of eSilkroad and on October 30, 2018 the Company issued each of Bondarenko and Sytnyk the Consideration Shares.  Subsequently on December 28, 2018 the parties to the Agreement exchanged the final closing documents and required certifications to formally conclude the acquisition.

SECTION 3. SECURITIES AND TRADING MARKETS
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On October 30, 2018 the Company issued each of Bondarenko and Sytnyk 7,136,600 restricted common shares for a cumulative total of 22.48% of the issued and outstanding common stock of the Company

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Election of Directors

Appointment of Officers

On December 3, 2018 the Company's Board of Directors appointed Mr. Oleksandr Bondarenko, 11.242% shareholder of the Company and 24.5% shareholder of the Company's subsidiary, eSilkroad, as the Company's Chief Operating Officer.  Concurrently, the Company and Mr. Bondarenko entered into a contract for services where under as consideration for the provision of services as COO, Mr. Bondarenko shall be compensated at a rate of $8,000 per month. The term of the Agreement is from December 3, 2018 for a period of 3 years terminating, unless otherwise provided for in the agreement, on December 3, 2020.

Mr Bondarenko, age 38, graduated from the National Law Academy of Ukraine in 2002 with a jurisprudence diploma and thereafter obtained a degree in the Science of Law from the National University of State Tax Service of Ukraine in 2015. From 2002 to date Mr. Bondarenko has been self-employed and has focused on the development of concepts and rules of the International Commercial Arbitration Court in the Ukraine, including the rules of online disputes and protection of digital and intellectual property in the European Union, including blockchain technologies. From 2002 through 2014 Mr. Bondarenko focused his attention on research and development obtaining various patents in the Ukraine and Russia, as well as multiple international patents in the field of thermal decomposition of polyethylene and polypropylene waste.  From 2014 to date, Mr. Bondarenko has also participated as an investor and founder of several IT startups in the Ukraine including "TOR-Technology" for micronization, mechanical activation and mechanosynthesis materials for use with hard mineral deposits, extraction of precious metals and rare earth minerals. Mr. Bondarenko is the founder and benefactor of various charitable organizations including UWCF which provides for talented children, orphans and children with disabilities, providing active opportunities in the fields of arts, culture, education, science and physical development.  More recently in 2015 he has also returned to the field of law with his domestic and international law partnership, Lexliga, providing services in the Ukraine.

Mr. Bondarenko is not an officer or director of any other reporting issuers.

ITEM 8.01 OTHER EVENTS

The Company has issued a press release dated January 9, 2019 including the appointment of Mr. Oleksander Bondarenko as the Company's COO and the closing of the acquisition of a 51% interest in eSilkroad.

A copy of the Press Release has been appended hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1 Contract for services, Bondarenko and the Company dated December 3, 2018.
99.1 Press release dated January 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGORA HOLDINGS, INC.
Registrant

Date: January 10, 2019	By: /s/ Ruben Yakubov
Ruben Yakubov, President

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